UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 4, 2011

FUQI INTERNATIONAL, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone	N/A
Cui Zhu Road North
Shenzhen, 518019
People’s Republic of China
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	+86 (755) 2580-1888

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2011, FUQI International, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) indicating that the Company has not solicited proxies or held its annual meeting of stockholders within the timeframe required under the NASDAQ Listing Rules.  As such, as the letter indicated, the matter serves as an additional basis for delisting the Company’s securities from NASDAQ, and the NASDAQ Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on The NASDAQ Global Select Market. As requested in the letter, the Company intends to timely present its views regarding this additional deficiency to the Panel in writing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2011	FUQI INTERNATIONAL, INC.

	By:	/s/ Frederick W. Wong
	Name	Frederick W. Wong
	Title:	Chief Financial Officer